Annual Meeting Presentation May 20, 2020

Important Notices

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), a publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes and is being furnished in connection with Annaly's 2020 Annual Meeting. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Annaly is not a registered investment adviser. Annaly is managed by Annaly Management Company LLC ("AMCO"), a registered investment adviser. This presentation is not a communication by AMCO and is not designed to maintain any existing AMCO client or investor or solicit new AMCO clients or investors.

Forward-Looking Statements

This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company's future performance, macro outlook, the interest rate and credit environments, tax reform, future opportunities and the anticipated Internalization. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities ("MBS") and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company's assets; changes in business conditions and the general economy; the Company's ability to grow our commercial real estate business; the Company's ability to grow its residential credit business; the Company's ability to grow its middle market lending business; credit risks related to the Company's investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; the Company's ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company's business; the Company's ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company's ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; and risks and uncertainties associated with the Internalization, including but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Internalization Agreement; the outcome of any legal proceedings that may be instituted against the parties to the Internalization Agreement; the inability to complete the Internalization due to the failure to satisfy closing conditions or otherwise; risks that the Internalization disrupts the Company's current plans and operations; the impact, if any, of the announcement or pendency of the Internalization on the Company's relationships with third parties; and the amount of the costs, fees, expenses charges related to the Internalization; and the risk that the expected benefits, including long-term cost savings, of the Internalization are not achieved. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.

We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the "Email Alerts" section of our website, www.annaly.com, under the "Investors" section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates.

Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

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Annaly is a Leading Diversified Capital Manager

93%
of Total Assets Comprised of Liquid Agency MBS[1]

~$13 billion
Permanent Capital[2]

518%
Total Shareholder Return Since IPO[3]

4 Investment Groups
Agency, Residential Credit, Commercial Real Estate & Middle Market Lending

Evolved & Evolving
38 Distinct Investment Options & Counting

$20 billion
Common and Preferred Dividends Declared[4]

$3 billion
Combined Deal Value of Transformational Acquisitions[5]

~180
Talented Professionals

ESG Focus
Robust Corporate Responsibility & Governance

Source: Company filings. Financial data as of March 31, 2020. Employee composition as of December 31, 2019.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

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How Annaly is Navigating the COVID-19 Pandemic We are committed to supporting our operations, employees and communities through these unprecedented times . 100% of our employees are working from home . Utilized Annaly’s well-established, and routinely tested, Business Continuity Planning process Employees . Enhanced technology and video conferencing to support operational efficiencies . Increased firm-wide internal communication through a variety of mediums to facilitate staff connectivity . Annaly and its Management team pledged financial resources to non-profit organizations that align with our business mission as part of our corporate philanthropy program o Housing and shelter-related organizations Community o Food access and workforce development for vulnerable populations . Employee-matching program to provide additional support for donations to COVID-19 relief efforts . Management team committed to proactively communicating with shareholders . Significant, measured steps were taken to fortify our balance sheet and liquidity position Shareholders . Agency-oriented strategy benefitted from supportive fiscal and monetary policy actions that improved Agency MBS technicals . Credit businesses well-positioned amidst current volatility; manageable exposure to industries and asset classes most heavily-affected by the COVID-19 pandemic 4 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Progressive Approach, Proven Results Power. The industry leader with a differentiated model composed of four sizeable, diversified investment strategies: Agency, Residential Credit, Commercial Real Estate and Middle Market Lending Proven. Proven over 20+ years to be a stable source of yield for shareholders, we continue to deliver attractive investment returns throughout market cycles People. Our people are our greatest asset and we are committed to promoting our employees' engagement, development and full potential 5 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Power. The combination of the four business strategies is intended to enhance risk-adjusted returns over time through investment optionality and risk management Economic and market perspectives Management incentives aligned with provide lens into residential & shareholders; no forced deployment of commercial sectors capital is a risk mitigant Deep credit focus and expertise shared Complementary characteristics improve across businesses durability – liquidity, cyclicality, leverage Investing across capital structures and Advantaged by liquidity of Agency markets results in best relative value portfolio Diversified financing sources Focus on secured lending 6 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Proven. Since inception, Annaly has delivered $20bn in dividends to shareholders(1) ($mm) $20,000 $16,000 $12,000 $8,000 $4,000 – 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD Prior Cumulative Dividends Declared Dividends Declared During Year Source: Company filings. Financial data as of March 31, 2020. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 7 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

People. Strong Culture Drives Ideas, Leads to Performance Our People by the Numbers Diversity & Inclusion Women in Leadership ~180 35% 45% Full-Time Employees of employees Continuing Directors identify as female 5 out of 11 7% 32% 20% Total turnover in 2019, of employees identify Named Executive well below the financial as racially diverse Officers services average(1) 1 out of 5 28 +70% 38% New hires in 2019 of new hires in 2019 Operating Committee identify as female or 5 out of 13 racially diverse Note: Employee composition as of December 31, 2019. Board composition as of May 2020. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 8 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Our Mission Annaly combines the power of capital together with sound strategy to best serve our shareholders With a culture that champions diversity and talent, we work relentlessly to optimize risk-adjusted returns. With nearly $13 billion in permanent capital(1), we support two fundamental pillars of the American economy: housing and business Note: Financial data as of March 31, 2020. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 9 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Our Investments We finance housing across the country and support the vitality of local communities and the economy through our investments Support for Housing Support for American Businesses(5) Nearly $95bn Nearly 700K Our investments in middle market businesses and of residential housing American homes financed in through our commercial portfolio help drive economic investments all 50 states(1) growth in the places where Americans live and work: Lower Loan Balance Mortgages Over 200,000 loans totaling over $16 billion to borrowers with lower Health Care Services and $741mm loan balance mortgages, typically financing homes that are less than Equipment half the national house price average(2) Environmentally Friendly $540mm Self-Employed Borrowers Buildings & Businesses Nearly 900 loans totaling nearly $500 million to self-employed, creditworthy borrowers, including small business owners(3) Data and Technology Innovation $593mm & Advancement Credit Risk Transfers (“CRT”) supported through Annaly’s Community Development & Over 2.5 million additional homes $285mm investments in CRT securities(4) Economic Opportunity Note: Financial data as of March 31, 2020, unless otherwise noted. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 10 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Our Strategy Nearly $13 billion of permanent capital(1) invested across our four, scaled investment strategies Portfolio Overview Equity ESG ARM/HECM 36% 3% 1% Other 6% DUS 2% Annaly AAA CMBS Annaly Agency IO/IIO/ 75% Commercial 1% 8% CMO/MSR of of (2) 30yr Group 1% Dedicated Real Estate Dedicated 91% (4) Whole Capital Group Loan Capital 15yr 21% 2% Credit CMBS 20yr 25% 3% Mezzanine 8% Agency CRT 8% Private Label CRT 2nd Lien 1% 30% Annaly Annaly Middle WL Prime 6% 11% Residential 48% 28% of Market Lending of Credit Group(3) Dedicated Group(5) Dedicated Capital Capital 1st Lien Prime Alt-A 70% Jumbo 3% IO Subprime <1% Prime 5% Jumbo RPL 3% 4% Source: Company filings. Financial data as of March 31, 2020. Percentages may not sum to 100% due to rounding. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 11 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Our Positioning

Investment Strategy			Outlook & Positioning
Annaly Agency Group	Assets[1]	**$92.0bn**	✓ Positive tailwinds for investing in Agency MBS ✓ Coordinated fiscal and monetary policy support improving interest rate risk outlook, while challenges remain ✓ Asset reduction in Q1 2020 concentrated in generic pools, resulting in pool portfolio with attractive convexity profiles
	Sector Rank[2]	**#1/8**	
	Strategy	**Countercyclical / Defensive**	
Annaly Residential Credit Group	Assets[1]	**$2.6bn**	✓ Conservative portfolio stance cushioned volatility in the portfolio during market dislocation – Whole loan portfolio 100% first lien with strong credit; 50% of securities portfolio in investment grade assets ✓ Ability to transact in either securities or whole loans provides a benefit relative to peers within new residential credit landscape
	Sector Rank[2]	**#8/14**	
	Strategy	**Cyclical / Growth**	
Annaly Commercial Real Estate Group	Assets[1]	**$2.6bn**	✓ Portfolio positioned with a focus on strong sponsorship and best-in-class operating partners ✓ CMBS portfolio comprised of underlying loans secured by higher quality, stabilized real estate ✓ Equity portfolio comprised of necessity-based real estate (e.g., grocery-anchored shopping centers and healthcare)
	Sector Rank[2]	**#8/17**	
	Strategy	**Cyclical / Growth**	
Annaly Middle Market Lending Group	Assets	**$2.2bn**	✓ Portfolio comprised of 51 borrowers that are 100% backed by top tier private equity sponsors ✓ Fundamentals of the portfolio have been aided due to the mission critical nature of underlying borrowers – 90% of the portfolio deemed "essential businesses"[3] ✓ Minimal use of third-party leverage relative to BDC peers
	Sector Rank[2]	**#9/45**	
	Strategy	**Non-Cyclical / Defensive**	

Note: Financial data as of March 31, 2020.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

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Our Capitalization

With the largest capital base in the sector, Annaly's deep and diverse financing sources across all investment groups provide the Company with unique competitive advantages

Total Financing and Capital

3/31/2020: $92.3bn[1]

Capitalization	Available Financing Options
Agency, Non-Agency & CMBS Repo $72.2bn	In-House Broker-Dealer (FICC) Street Repo Direct Repo
FHLB[2] $0.9bn	FHLB
Term Credit Facilities $1.3bn	Credit Facilities / Warehouse Financing
Non-Recourse Secured Financing[3] $5.2bn	Non-Recourse Term Financing Syndication Mortgage Financing
Preferred Equity $2.0bn	Preferred Equity
Common Equity $10.7bn	Common Equity

Overview of Select Financing Options

In-House Broker Dealer

Our broker dealer provides access to the Fixed Income Clearing Corporation (FICC), which funds Agency MBS through cleared triparty repo

Street Repo

Secured bilateral financing sourced from a large number of counterparties with whom Annaly has long term relationships

Direct Repo

Matches Arcola directly with cash providers such as sovereign wealth funds, state pension funds, etc.

FHLB[2]

Access to government-sponsored bank financing as a member financial institution provides attractive financing terms

Credit Facilities / Warehouse Financing

Provide longer-term financing for assets within middle market lending and commercial real estate businesses; significant existing financing capacity remains available

Non-Recourse Term Financing

Experience in public rated securitizations for Residential loans and have executed a CRE CLO, which provided additional flexibility and liquidity

Syndication

Capital markets capabilities within businesses provide an outlet for managing liquidity and achieving desire return through structural leverage

Mortgage Financing

Mortgage financing on properties owned by ACREG provides additional leverage and liquidity

Note: Financial data as of March 31, 2020.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

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Our Responsibility

We have made several important enhancements to our responsibility practices to promote shareholder value and support transparency over the last few years

E

Established **Environmental Sustainability** Policy & Oversight

- The policy integrates environmental considerations in the investment and risk management process, which is overseen by Sustainability Leadership Team

S

CAPITAL IMPACT PARTNERS

Social Impact Joint Venture(1)

Over 450 Affordable housing units financed	**Over 1,000** Low-income residents served	**Nearly 1.3 million** Square feet in U.S. community development projects employing 1,700 people	**Nearly 78,000** Patients receiving care from community health centers and eldercare residences

G

2019

Elected two new, highly qualified **independent** directors	Reduced management fee to **75 bps** on incremental capital(2)	**Separated the roles** of CEO and Chair of the Board; appointed an Independent Board Chair

2020

Announced agreement to **internalize management**

The Internalization:

- On track to close by the end of the second quarter of 2020
- Creates stronger alignment between management and shareholders
- Enhances corporate disclosure with increased transparency regarding executive compensation practices

Note: Company statistics as of March 31, 2020, unless otherwise noted.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

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Our Key Stakeholders We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our investors Board of Directors | 11 Continuing Directors; 5 Standing Committees Age Gender Diversity Tenure 40’s >10 Years 3 Directors 3 Directors 60’s 55 7.1 <5 Years 5 Directors 45% 6 Directors years 50’s 5 to 10 Years years 3 Directors 2 Directors Represents the average tenure of Continuing Represents the average age of Continuing Directors of Continuing Directors are Women Directors 2019–2020 Global Shareholder Engagement Efforts(1) We take pride in our extensive outreach efforts and evolving Outreach included Outreach included approximately our business in response to shareholder feedback. We are committed to transparency, 100% 90% enhanced disclosure and continued engagement of top 100 institutional investors of institutional ownership Note: Board composition as of May 2020. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 15 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.

Glossary and Endnotes

Glossary

ACREG: Refers to Annaly Commercial Real Estate Group

Agency Peers: Represents companies comprising the Agency sector within the BBREMTG Index*(1)

AMML: Refers to Annaly Middle Market Lending Group

ARC: Refers to Annaly Residential Credit Group

BBREMTG: Represents the Bloomberg Mortgage REIT Index*, including Annaly

Commercial Peers: Represents companies comprising the commercial sector within the BBREMTG Index*(2)

Continuing Directors: Represents the eleven members of the Board following the 2020 Annual Meeting (assuming all nominees are elected)

CRE CLO: Refers to Commercial Real Estate Collateralized Loan Obligation

CRT: Refers to Credit Risk Transfer Securities

Dedicated Capital: Represents the capital allocation for each of the four investment strategies calculated as the difference between each investment strategies' assets and related financing. This calculation includes TBA purchase contracts and excludes non-portfolio related activity and will vary from total stockholders' equity

ESG: Refers to Environmental, Social and Governance

FICC: Refers to Fixed Income Clearing Corporation

FHLB: Refers to the Federal Home Loan Bank

Ginnie Mae: Refers to the Government National Mortgage Association

Hybrid Peers: Represents companies comprising the hybrid sector within the BBREMTG Index*(3)

mREITs or mREIT Peers: Represents constituents of the BBREMTG Index*, excluding Annaly

SWF: Refers to Sovereign Wealth Fund

TBA Securities: To-Be-Announced securities

*Represents constituents as of April 15, 2020.

1. Consists of AGNC, AI, ANH, ARR, CMO, EARN and ORC.
2. Consists of ABR, ACRE, ARI, BRMK, BXMT, CLNC, GPMT, HCFT, KREF, LADR, LOAN, RC, SACH, STWD, TRTX and XAN.
3. Consists of AJX, CHMI, CIM, DX, IVR, MFA, MITT, NRZ, NYMT, PMT, RWT, TWO and WMC.

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Endnotes Page 3 1. Assets represent Annaly’s investments that are on balance sheet, net of securitized debt of consolidated VIEs, as well as investments that are off-balance sheet in which the Company has economic exposure. Assets include TBA purchase contracts (market value) of $13.1bn and CMBX derivatives (market value) of $463.5mm and are shown net of securitized debt of consolidated VIEs of $6.4bn. 2. Permanent capital represents Annaly’s total stockholders’ equity as of March 31, 2020. 3. Total return represents total shareholder return for the period beginning October 7, 1997 through April 15, 2020. 4. Data shown since Annaly’s initial public offering in October 1997 through April 15, 2020 and includes common and preferred dividends declared. 5. Acquisitions include Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013), $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE Investment Corp. (closed September 2018). Page 7 1. Data shown since Annaly’s initial public offering in October 1997 through April 15, 2020 and includes common and preferred dividends declared. Page 8 1. Financial services sector rates of 28% total turnover in 2019 per U.S. Department of Labor, Bureau of Labor Statistics, "Job Openings and Labor Turnover Summary," using December 2018 - November 2019 totals. Page 9 1. Permanent capital represents Annaly’s total stockholders’ equity as of March 31, 2020. Page 10 1. Represents the estimated number of homes financed by Annaly’s holdings of Agency MBS, residential whole loans and securities, as well as multi-family commercial real estate loans, securities and equity investments. The number includes all homes related to securities and loans wholly-owned by Annaly and a pro-rata share of homes in securities or equity investments that are partially owned by Annaly. 2. Represents all of the loans included in low loan balance (<$85,000) and medium loan balance ($85,000-$110,000) Agency MBS pools wholly-owned by Annaly and a pro-rata share of loans in low loan balance and medium loan balance Agency MBS pools partially-owned by Annaly. Based on FHFA’s December 31, 2019 seasonally adjusted House Price Index, which is calculated using home sales price information from mortgages sold to, or guaranteed by, Fannie Mae and Freddie Mac. 3. Represents residential whole loans owned by Annaly. 4. CRTs include the loans in the CRT reference pool for CRT securities partially-owned by Annaly. In rare cases, some individual borrowers may be counted multiple times if they are present in Annaly’s holdings of multiple asset types. 5. All figures quoted in this section represent the cumulative commitment value at investment date of Annaly’s commercial investments, including current and prior investments. Page 11 1. Permanent capital represents Annaly’s total stockholders’ equity as of March 31, 2020. 2. Includes TBA purchase contracts and MSRs. 3. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held by a master servicer in an MSR silo that is consolidated by the Company. Prime Jumbo and Prime classifications include the economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Prime classification includes $75.4mm of Prime IO. 4. Percentages are based on economic interest and exclude the effects of consolidated VIEs and CMBX derivatives. Other reflects limited and general partnership interests in a commercial loan investment fund that is accounted for under the equity method for GAAP. ESG reflects joint venture interests in social impact loan investment funds that are accounted for under the equity method for GAAP. Whole loans includes mezzanine loans for which Annaly Commercial Real Estate is also the corresponding first mortgage lender. 5. Does not include minority equity, which represented 0.2% of the portfolio as of March 31, 2020. Page 12 1. Assets represent Annaly’s investments that are on balance sheet, net of securitized debt of consolidated VIEs, as well as investments that are off-balance sheet in which the Company has economic exposure. Agency assets include TBA purchase contracts (market value) of $13.1bn and are shown net of securitized debt of consolidated VIEs of $1.6bn. Residential Credit assets are shown net of securitized debt of consolidated VIEs of $2.5bn. Commercial Real Estate assets include CMBX derivatives (market value) of $463.5mm and are shown net of securitized debt of consolidated VIEs of $2.2bn. 2. Sector rank compares Annaly dedicated capital in each of its four investment strategies as of March 31, 2020 (adjusted for P/B as of April 15, 2020) to the market capitalization of the companies in each respective comparative sector as of April 15, 2020. The companies in each comparative sectors are selected as follows: for Agency, Commercial Real Estate and Residential Credit sector ranking represent Agency Peers, Commercial Peers and Hybrid Peers, respectively, within the BBREMTG Index as of April 15, 2020 and for Middle Market Lending sector ranking is the S&P BDC Index as of April 15, 2020. 3. Represents businesses deemed essential given critical infrastructure based on CDC guidelines. Page 13 1. Does not include synthetic financing for TBA contracts. 2. Reflects Annaly’s 5-year FHLB financing, which sunsets in February 2021. 3. Excludes securitized debt of investments in Freddie Mac securitizations and securitized debt of a subordinated tranche in a securitization trust, each of which were consolidated upon the Company’s purchase of the controlling interest in such securitizations. Page 14 1. All figures quoted in this section represent the cumulative impact of Annaly's investments, including current and prior investments, with Capital Impact Partners. 2. Incremental capital represents the Company’s stockholders’ equity (as defined in the Management Agreement, “Stockholders’ Equity”) in excess of $17.28bn (which reflects total Stockholders’ Equity calculated in accordance with the Management Agreement as of February 28, 2019). Page 15 1. Representative of outreach during 2019-2020 proxy season and shareholder base as of December 31, 2019. Shareholder data per Ipreo. 18 © Copyright 2020 Annaly Capital Management, Inc. All rights reserved.